                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 12, 1998

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                           000-22513                 91-1646860
-----------------------------          ---------------------    ---------------------
(State or Other Jurisdiction           (Commission File No.)        (IRS Employer
   of Incorporation)                                              Identification No.)

                  1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101

          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 622-2335

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

    On August 12, 1998, pursuant to an Agreement and Plan of Merger dated as of August 3, 1998, by and among Amazon.com, Inc., a Delaware corporation ("Amazon.com"), Junglee Corp., a Delaware corporation ("Junglee") and AJ Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Amazon.com ("Junglee Merger Sub"), Amazon.com acquired all of the outstanding capital stock of Junglee and Junglee Merger Sub merged with and into Junglee, with Junglee as the surviving corporation (the "Junglee Merger"). The purpose of this Amendment is to amend Item 7(b) to provide certain pro forma combined condensed consolidated financial information with respect to the Junglee Merger, which information was impracticable to provide at the time the Registrant filed the Current Report on Form 8-K dated August 12, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Financial Statements of Business Acquired

                The audited financial statements and unaudited condensed financial statements of Junglee listed below were provided at the time the Registrant initially filed the Current Report on Form 8-K dated August 12, 1998.

                Audited Financial Statements:

               (i)     Report of Deloitte & Touche LLP, dated February 6, 1998.

               (ii) Junglee Corp. Balance Sheets as of December 31, 1997 and 1996.

               (iii) Junglee Corp. Statements of Operations for the year ended December 31, 1997 and period from June 3, 1996 (inception) to December 31, 1996.

               (iv) Junglee Corp. Statements of Stockholders' Equity for the year ended December 31, 1997 and period from June 3, 1996 (inception) to December 31, 1996.

               (v) Junglee Corp. Statements of Cash Flows for the year ended December 31, 1997 and period from June 3, 1996 (inception) to December 31, 1996.

               (vi) Junglee Corp. Notes to Financial Statements for the year ended December 31, 1997 and period from June 3, 1996 (inception) to December 31, 1996.

                     Condensed Financial Statements (unaudited):

                     (i) Junglee Corp. Balance Sheets as of June 30, 1998 (unaudited) and December 31, 1997.

                     (ii) Junglee Corp. Statements of Operations for the six month periods ended June 30, 1998 and 1997 (unaudited).

                     (iii) Junglee Corp. Statements of Cash Flows for the six month periods ended June 30, 1998 and 1997 (unaudited).

                     (iv) Jungle Corp. Notes to Financial Statements for the six month periods ended June 30, 1998 and 1997 (unaudited).

        (b)    Pro Forma Financial Information

                      Pro Forma Combined Condensed Consolidated Financial Statements (unaudited):

                     (i) Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited).

                     (ii) Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 1998 (unaudited).

                     (iii) Pro Forma Combined Condensed Consolidated Statement of Operations for the six month period ended June 30, 1998 (unaudited).

                     (iv) Notes to Pro Forma Combined Condensed Consolidated Financial Statements (unaudited).

        (c)     Exhibits

                 2.1 Agreement and Plan of Merger dated as of August 3, 1998, by and among Amazon.com, Inc., AJ Acquisition, Inc. and Junglee Corp. (incorporated by reference from Amazon.com, Inc.'s Current Report on Form 8-K dated August 3, 1998).

                99.1 Form of Investor Rights Agreement by and between Amazon.com, Inc. and the stockholders of Junglee Corp. named therein (incorporated by reference from Amazon.com, Inc.'s Current Report on Form 8-K dated August 3, 1998).

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed consolidated financial statements give effect to the Junglee Merger. The Junglee Merger was accounted for under the purchase method of accounting in accordance with APB Opinion No.
16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of Junglee have been combined with the recorded values of the assets and liabilities of Amazon.com in the unaudited pro forma combined condensed consolidated financial statements.

     The unaudited pro forma combined condensed consolidated balance sheet has been prepared to reflect the Junglee Merger as if it occurred on June 30, 1998. The unaudited pro forma combined condensed consolidated statements of operations reflect the results of operations of Amazon.com and Junglee for the year ended December 31, 1997 and the six months ended June 30, 1998 as if the Junglee Merger occurred on January 1, 1997.

     The unaudited pro forma combined condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Amazon.com and Junglee been a combined company during the specified periods. The unaudited pro forma combined condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Amazon.com, included in its Annual Report on Form 10-K for the year ended December 31, 1997 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1998 and June 30, 1998 and the Company's Current Reports on Form 8-K filed August 27, 1998 and September 11, 1998.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                       PRO FORMA
                                                       AMAZON.COM       JUNGLEE       ADJUSTMENTS      PRO FORMA
                                                       ---------       ---------      ----------       ---------
Net sales .......................................      $ 147,787       $   1,216       $      --       $ 149,003
Cost of sales ...................................        118,969             579              --         119,548
                                                       ---------       ---------       ---------       ---------
Gross profit ....................................         28,818             637                          29,455


Operating expenses:
  Marketing and sales ...........................         40,486           1,545              --          42,031
  Product development ...........................         13,916           2,777              --          16,693
  General and administrative ....................          7,011             637              --           7,648
  Merger and acquisition related costs ..........             --              --          58,435(c)       58,435
                                                       ---------       ---------       ---------       ---------
    Total operating expenses ....................         61,413           4,959          58,435         124,807

Loss from operations ............................        (32,595)         (4,322)        (58,435)        (95,352)

Interest income .................................          1,901             156              --           2,057
Interest expense ................................           (326)            (34)             --            (360)
                                                       ---------       ---------       ---------       ---------
Net loss ........................................      $ (31,020)      $  (4,200)      $ (58,435)      $ (93,655)
                                                       =========       =========       =========       =========


Pro forma basic and diluted loss per share ......      $   (0.71)                                      $   (2.09)
                                                       =========                                       =========

Shares used in computation of pro forma basic and
  diluted loss per share ........................         43,447                                          44,803
                                                       =========                                       =========




                                          See accompanying notes.

            PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                            PRO FORMA
                                                            AMAZON.COM       JUNGLEE       ADJUSTMENTS      PRO FORMA
                                                            ----------      ---------      -----------      ---------
                     ASSETS
Current Assets:
  Cash ...............................................      $   7,462       $   4,031       $      --      $  11,493
  Marketable securities ..............................        337,396              --              --        337,396
  Inventories ........................................         17,035              --              --         17,035
  Prepaid expenses and other .........................         12,722             936              --         13,658
                                                            ---------       ---------       ---------      ---------
          Total current assets .......................        374,615           4,967              --        379,582
Fixed assets, net ....................................         15,587           1,002              --         16,589
Deposits and other ...................................            286             181              --            467
Goodwill and other purchased intangibles, net ........         52,398              --         176,982(c)     229,380
Deferred charges .....................................          7,622              --              --          7,622
                                                            ---------       ---------       ---------      ---------
          Total assets ...............................      $ 450,508       $   6,150       $ 176,982      $ 633,640
                                                            =========       =========       =========      =========
      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable ...................................      $  47,818       $     465       $      --      $  48,283
  Accrued advertising ................................          9,971              --              --          9,971
  Other liabilities and accrued expenses .............         14,197           2,748           4,541(a),(c)  21,486
  Current portion of long-term debt ..................            684             200              --            884
                                                            ---------       ---------       ---------      ---------
          Total current liabilities ..................         72,670           3,413           4,541         80,624

Long-term portion of debt ............................        332,225              76              --        332,301
Long-term portion of capital lease obligation ........            181              --              --            181

Stockholders' Equity:
  Preferred stock, common stock and additional paid-in
     capital .........................................        117,230          13,369         164,059(a)     294,658
  Note receivable from officer .......................             --          (1,249)             --         (1,249)
  Deferred compensation ..............................         (1,301)           (277)             --         (1,578)
  Other gains (losses) ...............................            (35)             --              --            (35)
  Accumulated deficit ................................        (70,462)         (9,182)          8,382(b),(c) (71,262)
                                                            ---------       ---------       ---------      ---------
          Total stockholders' equity .................         45,432           2,661         172,441        220,534
                                                            ---------       ---------       ---------      ---------
               Total liabilities and stockholders'
                  equity .............................      $ 450,508       $   6,150       $ 176,982      $ 633,640
                                                            =========       =========       =========      =========



                            See accompanying notes.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                        PRO FORMA
                                                       AMAZON.COM       JUNGLEE        ADJUSTMENTS     PRO FORMA
                                                       ----------      ---------       -----------     ---------
Net sales .......................................      $ 203,405       $   1,398       $      --       $ 204,803
Cost of sales ...................................        157,856           1,296              --         159,152
                                                       ---------       ---------       ---------       ---------
Gross profit ....................................         45,549             102              --          45,651

Operating expenses:
  Marketing and sales ...........................         47,005           2,510              --          49,515
  Product development ...........................         16,152           1,216              --          17,368
  General and administrative ....................          5,364             691              --           6,055
  Merger and acquisition related costs ..........          5,413              --          29,217(c)       34,630
                                                       ---------       ---------       ---------       ---------
    Total operating expenses ....................         73,934           4,417          29,217         107,568

Loss from operations ............................        (28,385)         (4,315)        (29,217)        (61,917)

Interest income .................................          5,036              98              --           5,134
Interest expense ................................         (9,599)            (23)             --          (9,622)
                                                       ---------       ---------       ---------       ---------
Net loss ........................................      $ (32,948)      $  (4,240)      $ (29,217)      $ (66,405)
                                                       =========       =========       =========       =========


Pro forma basic and diluted loss per share ......      $   (0.69)                                      $   (1.35)
                                                       =========                                       =========

Shares used in computation of pro forma basic and
  diluted loss per share ........................         47,934                                          49,347
                                                       =========                                       =========


                            See accompanying notes.

     NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


BASIS OF PRESENTATION

  The pro forma combined condensed consolidated financial statements reflect the issuance of approximately 1,600,000 shares of Amazon.com common stock, par value $.01 per share ("Amazon.com Common Stock"), and the assumption of all outstanding options and warrants in connection with the acquisition of Junglee. The Junglee Merger was accounted for under the purchase method of accounting in accordance with APB Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of Junglee have been combined with the recorded values of the assets and liabilities of Amazon.com in the unaudited pro forma combined condensed consolidated financial statements.


PRO FORMA ADJUSTMENTS

        (a) To reflect the issuance of approximately 1,600,000 shares of Amazon.com Common Stock and the assumption of all outstanding options and warrants in connection with the Junglee Merger, for an aggregate purchase price of approximately $180 million, including approximately $3 million of transaction costs.

        (b)    To eliminate the historical accumulated deficit of Junglee.

        (c) To record the excess of the purchase price over the fair value of assets and liabilities acquired in connection with the Junglee Merger. The purchase price allocation is based on management's estimates of the fair values of the tangible assets, intangible assets and technology, which has not reached technological feasibility and therefore, has no alternative future use. The book value of tangible assets and liabilities acquired are assumed to approximate fair value. The goodwill and substantially all other purchased intangible assets will be amortized on a straight line basis over approximately 3 years.


PRO FORMA NET LOSS PER SHARE

  Basic pro forma earnings per share is computed using the weighted average number of Amazon.com common shares outstanding during the period plus shares of Amazon.com Common Stock issued in connection with the Junglee Merger, excluding Amazon.com Common Stock subject to repurchase. Diluted pro forma earnings per share is computed using the weighted average number of common and common equivalent shares outstanding during the period plus shares of Amazon.com Common Stock and common equivalent shares assumed in connection with the Junglee Merger. Common equivalent shares are excluded from the computation if their effect is antidilutive. Amazon.com Common Stock, options and warrants issued in connection with the Junglee Merger are assumed outstanding at the beginning of the period.


CONFORMING AND RECLASSIFICATION ADJUSTMENTS

  There were no material adjustments required to conform the accounting policies of Amazon.com and Junglee. Certain amounts have been reclassified to conform to Amazon.com's financial statement presentation. There have been no significant intercompany transactions.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMAZON.COM, INC.
                               (Registrant)


Dated:  October 26, 1998       By: ____________________________

                                   Joy D. Covey
                                   Chief Financial Officer, Vice President of
                                   Finance and Administration and Secretary

                                 EXHIBIT INDEX


        Exhibit Number    Description
        -------------     ------------
            2.1         Agreement and Plan of Merger dated as of August 3, 1998,
                        by and among Amazon.com, Inc., AJ Acquisition, Inc. and
                        Junglee Corp. (incorporated by reference from
                        Amazon.com, Inc.'s Current Report on Form 8-K dated
                        August 3, 1998).

            99.1        Form of Investor Rights Agreement by and between
                        Amazon.com, Inc. and the stockholders of Junglee Corp.
                        named therein (incorporated by reference from Amazon.com, Inc.'s Current Report on Form 8-K dated
                        August 3, 1998).